UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) April 21, 2005


                           VIKING CAPITAL GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Utah                            0-22744                  87-0442090
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-9996
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 4.01       Changes in Registrant's Certifying Accountant

By a letter dated April 21, 2005, KBA Group LLP ("KBA") resigned as the independent auditor of Viking Capital Group, Inc. (the "Company"). KBA's decision was based on their policy not to maintain clients in the insurance industry and the Company's business plan to enter the insurance industry.

The reports of KBA on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report included an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended December 31, 2004 and 2003, and through April 21, 2005, of the Company's current fiscal year, there were no disagreements with KBA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KBA's satisfaction, would have caused KBA to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such periods; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

As of the date of this filing, the Company's Board of Directors has commenced the process, but not yet selected new independent auditors to review the consolidated financial statements for the current quarterly reporting period ended March 31, 2005, and to audit the fiscal year ending December 31, 2005.

The Company has provided KBA with a copy of the foregoing disclosures, and KBA has furnished the Company with a letter addressed to the Securities and Exchange Commission regarding its resignation. A copy of that letter, dated April 26, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Effective upon notice to and receipt by the Registrant on April 21, 2005, Mary M. Pohlmeier has resigned her position as a Director of the Registrant. To the knowledge of the Registrant and its executive officers, Ms. Pohlmeier had no disagreements with the Registrant on any matter relating to operations, policies, practices or any other issue. The Registrant intends to fill Ms. Pohlmeier's term at some time in the near future.

Item 9.01       Financial Statements and Exhibits

     (c) Exhibits

16.1 Letter from KBA Group LLP to the Securities and Exchange Commission dated April 26, 2005.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 26, 2005                           Viking Capital Group, Inc.


                                                  /s/  Kingman L. Hitz
                                                  ---------------------------
                                                  Kingman L. Hitz
                                                  Chief Financial Officer